Exhibit 99.1

Leading Residential Solar Provider Suntuity Renewables to Become a Public Company Through Business Combination with Beard Energy Transition Acquisition Corp.

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Suntuity is contributing to America’s transition to solar energy and home electrification. The Company conducts comprehensive customer outreach and engagement and provides end-to-end solar system and energy storage design, installation, and customer service and support across 25 U.S. states.

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The pro forma enterprise value of the combined company is expected to be $249 million, with the transaction generating up to approximately $255 million in gross cash proceeds, in each case, assuming no redemptions by Beard’s public stockholders. In connection with the transaction, Suntuity has already raised $15 million in funded debt financing.

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Suntuity’s existing equity holders will roll 100% of their equity into equity of the combined company and will retain approximately 40% of the ownership at the close of the combination, with Beard’s existing public stockholders owning approximately 48% of the combined company, in each case, assuming no redemptions by Beard’s current public stockholders.

HOLMDEL, N.J. and NEW YORK, N.Y. – May 19, 2023 – Suntuity Renewables (“Suntuity” or the “Company”), a leading provider of renewable energy solutions, and Beard Energy Transition Acquisition Corp. (“Beard”) (NYSE: BRD, BRD.U, BRD.WS), a special purpose acquisition company, have entered into a definitive agreement that would result in the combined company becoming publicly traded.

Upon closing of the transaction, the combined company will be named “Suntuity Inc.” (“New Suntuity”), and its Class A common stock and warrants are expected to be listed on the New York Stock Exchange under the new ticker symbols “STY” and “STY.WS,” respectively.

Suntuity is one of the largest end-to-end residential solar companies in the country with over 9,500 residential systems installations across 25 states as of April 2023. Since Suntuity’s residential solar expansion beginning in 2017, the Company has originated opportunities representing over 200 Megawatts (“MW”) and expanded its capabilities to include providing electrification solutions, installing power generation and storage systems, and arranging third-party financing solutions for residential customers. The Company’s industry relationships with top-tier suppliers and financing partners have contributed to making it a leading player in the residential solar market, with a 26.7% install CAGR over the past three years and a robust $55 million backlog1 comprising over 1,100 projects.

The residential solar market continues to expand in the U.S. as homeowners take advantage of the cost-saving benefits of solar energy and tax incentives from the Inflation Reduction Act. These growth drivers, combined with the potential negative impacts of climate change on the grid, and the rapid rise in electric vehicle sales, are placing residential solar and energy storage at the center of a major shift in the overall energy landscape. Suntuity uses a mix of in-house and outsourced solutions and capabilities in an effort to help optimize growth, profitability, and service efficiency to scale in a fiscally responsible manner.

[1]	As of March 31, 2023.

Management Commentary

“Since 2017, Suntuity’s mission has been to support the transition to a 100% clean and renewable energy future by simplifying residential solar power,” said Dan Javan, President and CEO of Suntuity. “In taking this next step to become a publicly traded company, we intend to accelerate our growth, broaden our focus to include comprehensive home electrification solutions and services across the country, and establish ourselves as a significant industry participant in the renewable energy transformation. The Beard team shares our vision to support the clean energy transition infrastructure buildout, and we’ll be working with them to close this transaction and execute against our long-term growth plans.”

“We are looking forward to partnering with Dan and his team to grow Suntuity,” said Gregory A. Beard, CEO of Beard. “When searching for a potential partner in this transaction, we sought to identify a high-growth business in the renewable energy space with a clear path to scalability and a public-ready management team; we believe Suntuity satisfies each of these criteria and much more. Dan and his team are revolutionizing residential solar access in the United States, and we look forward to supporting them in their mission through this combination.”

Suntuity Highlights

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Substantial and Growing Addressable Market: Industry estimates show solar market growth to 11.5 GW by 2033[2]. Despite these forecasts, total deployments are still a fraction of the addressable market with 94% of single-family homes currently without solar.

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Broader Energy Storage Tailwinds: Residential home energy storage, highly complementary with home solar, has also grown substantially in tandem with home solar installations. Battery sales in conjunction with solar systems are expected to climb quickly through 2026, given tight battery supply has been the main bottleneck in recent years.

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Compelling Government Incentives: The 2022 extension of the Investment Tax Credit in the Inflation Reduction Act provides stability and investment opportunity for solar and storage energy within the U.S., including a 30% tax credit for residents installing solar and/or energy systems.

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Significant Existing Footprint with Future Visibility: Suntuity has originated approximately 21,000 projects since 2017 across 25 states, translating to a three-year install CAGR of 26.7%. As of April 2023, Suntuity has a $55 million backlog spread across 1,100 planned projects.

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Defined Growth Plan Supported by Tier One Relationships: The Company has generated significant order momentum and planned geographic expansion with installs increasing 54% year-over-year in Q1 2023 and state coverage expanding to 25 states. Execution risk is reduced through the Company’s industry relationships with top-tier suppliers and financing partners.

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Experienced Industry Leadership: Suntuity’s extended management team represents over 100 years of combined solar and related industry experience, including senior leadership positions with several industry peers.

[2]	EIA Short-Term Energy Outlook, October 2022.

Transaction Overview

Pursuant to the business combination agreement, Beard will acquire Suntuity for a pre-money equity value of $190 million. In connection with the transaction, the combined company, New Suntuity, will issue 19.0 million new shares to current members of Suntuity.

Existing Suntuity members will exchange 100% of their equity interests in Suntuity for equity in New Suntuity. Cash proceeds will consist of cash from Beard’s trust account after redemptions by Beard’s public stockholders. In connection with the transaction, Suntuity has also already raised $15 million in funded debt financing.

The business combination has been unanimously approved by the boards of directors of both Beard and Suntuity and is expected to close in the fourth quarter of 2023, subject to regulatory and stockholder approvals and other customary closing conditions.

Upon closing of the transaction, Suntuity’s senior management are expected to continue to serve in their existing roles. Current Suntuity members are expected to own approximately 40% of the combined company at close of the transaction, assuming no redemptions by Beard’s public stockholders.

Advisors

Vinson & Elkins L.L.P. is serving as legal advisor to Beard. ROTH Capital Partners is serving as capital markets advisor, and Loeb & Loeb LLP is serving as legal advisor to Suntuity.

About Suntuity Renewables

Suntuity Renewables is a leading residential solar company in the country. The Company acquires customers, designs solar energy and home electrification solutions, installs and maintains those systems, and arranges third-party financing solutions for residential customers across the United States. The Company uses a mix of in-house and outsourced solutions to optimize growth, profitability and efficiency of its services which enable it to grow and scale.

About Beard Energy Transition Acquisition Corp.

Beard is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Suntuity’s or Beard’s ability to effectuate the proposed business combination discussed in this press release; the benefits of the proposed business combination; the future financial performance of New Suntuity, which will be the go-forward public company following the completion of the business combination, following the Transactions; changes in Suntuity’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing New Suntuity’s, Suntuity’s or Beard’s views as of any subsequent date, and none of New Suntuity, Suntuity or Beard undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New Suntuity nor Beard gives any assurance that either New Suntuity or Beard will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New Suntuity’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the proposed business combination by Beard’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New Suntuity, Beard, Suntuity or any investigation or inquiry following announcement of the proposed business combination, including in connection with the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain approval of Beard’s stockholders; (v) Suntuity’s and New Suntuity’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the ability of the parties to obtain the listing of New Suntuity’s common stock and warrants on a national exchange upon the closing of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Suntuity; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of redemptions by Beard’s public stockholders being greater than expected; (xi) the management and board composition of New Suntuity following completion of the proposed business combination; (xii) limited liquidity and trading of New Suntuity’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Suntuity or Beard may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) the possibility that natural disasters, raw material, component and labor shortages, global and regional shipping and logistics constraints, work stoppages, epidemics or pandemics, or the physical effects of climate change disrupt Suntuity’s business; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Suntuity’s resources; (xix) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; and (xx) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in Beard’s other filings with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find It

In connection with the proposed business combination, New Suntuity, which will be the going-forward public company, will file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary prospectus of New Suntuity and a preliminary proxy statement of the SPAC. Information in the preliminary proxy statement/prospectus will not be complete and may be changed. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the proposed business combination and the other matters to be voted upon at Beard’s stockholder meeting. After the registration statement is declared effective, Beard will mail the definitive proxy statement/prospectus relating to the proposed business combination to Beard’s stockholders as of a record date to be established for voting on the proposed business combination. This document does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Stockholders of Beard and other interested persons are advised to read, when available, the definitive proxy statement/prospectus as well as other documents filed or to be filed with the SEC because these documents will contain important information about Beard, New Suntuity, Suntuity and the proposed business combination. Once available, investors and security holders may also obtain a copy of the Registration Statement, including the preliminary or definitive proxy statement/prospectus, and other documents filed with the SEC by Beard or New Suntuity without charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Beard, New Suntuity and Suntuity and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Beard’s stockholders with respect to the proposed business combination. Information about the directors and executive officers of Beard and their ownership is set forth in Beard’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC on March 13, 2023, and its other filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Beard’s stockholders in connection with the proposed business combination will be set forth in the Registration Statement containing the preliminary proxy statement/prospectus, when available. Stockholders, potential investors and other interested persons should read the Registration Statement and the definitive proxy statement/prospectus when it becomes available carefully before making any voting or investment decisions. These documents are available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is related to the proposed business combination between Beard, Suntuity and New Suntuity and shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and does not constitute an offer, or a solicitation of an offer, to sell or buy any securities of Beard, New Suntuity or Suntuity, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contacts

Investors:

For Suntuity

Gateway Group

949-574-3860

Suntuity@gatewayir.com

For Beard

info@beardacq.com

Media:

For Suntuity

Gateway Group

949-574-3860

Suntuity@gatewayir.com

For Beard

info@beardacq.com